A MESSAGE FROM THE VINTAGE FUNDS

Dear Shareholders,

Thank you for being part of our Vintage Funds family, as we continue our dedication to your mutual fund investment needs and to assisting education, charity and not-for-profit organizations through our V.O.I.C.E. (Vision for Ongoing Investment in Charity and Education)sm Program.

                             Recent Market Behavior

The Federal Reserve continues to indicate by its actions and through its publications that when the economy slows to around a 1% annual rate, the Fed will initiate stimulative action, and when the economy nears a 4% annual rate, the Fed will implement restraints. This "soft landing" engineered by the Fed is maintaining the economy's gradual, non-inflationary growth with modest productivity gains. The long-term perspective anticipates that the economy will continue to grow at a healthy, low-inflationary rate in a 1-4% band for several years to come, provided that the existing Fed key personnel and its present philosophy should continue. The "steady-as-she-goes" policy at the Fed should continue to provide support for this market in the very near term, and would be an excellent foundation and fertile soil for a long-term bull market.

As a result of the Fed's recent actions, the economy has more momentum than would otherwise have been the case. The current expansion is now over 5 1/2 years old and while growth has been persistent, the expansion has been one of the slowest on record. We expect slower growth and no acceleration in inflation as the economy moves into the fourth quarter. Slower growth and stable inflation will make the Fed cautious in raising rates. While this approach is likely to please the markets, it will eventually put the Fed behind in its fight against higher prices.

                                   Summary

The economy continues to grow at a controlled rate in what is proving to be an historically extensive period of economic expansion. Attention in coming months will be directed at the unemployment and wage reports as giving clues to future inflation, and the November elections.

While a recession is more probable than rapid growth in our opinion, what we think has the highest probability of occuring, however, is slow, sustainable real GDP growth in the 2-3% range or the so called "soft landing" scenario. In that scenario, inflation should remain relatively low, causing capital spending to continue to expand. Our funds remain well positioned to respond to this type of market environment.

Six months ago we cautioned in the semiannual report that the financial markets are not a one-way street and that investors should prepare for the occasional rough patch by maintaining a balanced portfolio of stock funds, bond funds, and money market funds. We believe that our earlier caution remains valid today.

In summary, we appear to be in the more mature stages of a multi-year expansion, but there will, along the way, be reactions, consolidations and fluctuations as groups of investors act in accordance with their varied investment strategies and interact with each other to create ripples and waves of price rises in the major indexes.


                      The Vintage Money Market Funds

Unless unexpected changes occur in the very near term, we expect inflation to remain subdued and therefore, interest rates should remain relatively low for the next few years, especially if the Federal Reserve in cooperation with the central banks of seven major industrial nations, can continue to be successful in maintaining slow, non-inflationary growth in their respective economies. In the near term, we believe that the greatest influence on interest rates will continue to be the rate of inflation.

For some time now, our portfolio managers have been taking steps to assure high-grade, low-risk portfolios for the two Vintage money market funds. Our priorities are safety first, along with liquidity, and yield second. Our money market funds remain committed to professional responsiveness to the changing financial markets, ensuring that the Vintage portfolios continue to seek the highest possible safety and returns consistent with the fundamental objectives and investment policies of each portfolio. In the meantime, as we all anxiously anticipate and monitor the economy, your funds continue to provide high quality, conservative, investments with excellent service.

                The Vintage Equity and Fixed Income Funds

During the first quarter, our Asset Allocation and Aggressive Growth Fund-of-Funds opened to the public. These two funds are now actively invested to achieve their respective investment objectives outlined in the prospectus.

The conservative Asset Allocation Fund's primary mission is to adequately allocate the Fund's assets so as to not be subject to radical drops in the market indexes while at the same time, rarely outdistancing those indexes during radical lifts in the market as well. The Fund will trade off percentages of extreme high index gains to prevent the extreme drops in those same indexes during volatile periods.

The Aggressive Growth Fund seeks to primarily invest in the highest quality no-load mutual funds consistent with the top Morningstar rated mutual funds of similar objective. We were most satisfied with these two portfolio compositions, the achievement of their stated investment objectives, and how well they each have weathered a choppy market and the July market drops.

Some advantages that fund-of-funds have over traditional mutual funds are: they are an easy product to understand; they offer on-going management in addition to convenience in executing trades; they provide ongoing risk management through diversification of multiple funds indexes and portfolio managers and customers are able to use dollar cost averaging to contribute across various types of market indexes investments. It is our opinion that dollar cost averaging is still the best way to invest, particularly when prices are high. To individually allocate assets across a diversification of mutual funds can be more difficult and expensive than by simply investing in a fund-of-funds environment.

Early in the second quarter, our Starwood Strategic Fund opened to the public. The Starwood Strategic Fund, a traditional mutual fund, primarily invests in strong, financially seasoned U.S. growth stocks. We are honored to welcome Andrew Beer of Starwood Corporation as the Starwood Fund's investment sub-adviser. Andrew has over thirty years of investment management experience and brings a stellar performance history to the Vintage Funds. We look forward to and welcome his contribution to our investment family.

As of the September 30, 1996 date, due to the relatively small asset levels, one of our two traditional mutual funds, The Fiduciary Value Fund, remained uninvested and could not therefore commence operations to seek its specific investment performances in accordance with the investment objectives detailed in the prospectus. Until the Adviser and its affiliates have supplied sufficient assets to commence efficient investment operations, this traditional fund will only be available for investment by Vintage Advisers, Inc. and its affiliated companies and personnel. It is anticipated that the Fiduciary Value Fund will be able to commence operations and invest in accordance with the investment objectives stated in its prospectus during the last quarter of 1996.

Additionally, as of the September 30, 1996 date, due to the relatively small asset levels, our two fixed income fund-of-funds (The Taxable Fixed Income Fund and The Tax-Free Municipal Fixed Income Fund) remained uninvested and could not therefore commence operations to seek their specific investment performances in accordance with their respective investment objectives detailed in the prospectus. Until the Adviser and its affiliates have supplied sufficient assets to commence investment operations these two fund-of-funds will only be available for investment by Vintage Advisers, Inc. and its affiliated companies and personnel.

                          Our V.O.I.C.E.sm Program

The Vintage Funds are proud of our innovative program, V.O.I.C.E. (Vision for Ongoing Investment and Education)sm by which individual and institutional customers of the Vintage Funds can cause contributions to be made to educational, charitable, religious and other philanthropic not-for-profit organizations at no cost to the shareholder or the Funds.

One of the primary focuses of the V.O.I.C.E.sm program is to support and supplement education in America by funding those not-for-profit organizations which assist our universities and colleges, especially endowments, foundations and general scholarship funds. At a time when educational budgets are consistently being reduced, it is our sincerest hope that V.O.I.C.E.sm will be just one of many ways that we can all give "a little bit of ourselves" back to our communities, its schools, colleges, universities, churches and other not-for-profit organizations. This unique fundraising program was designed and invented by Vintage Advisers, Inc. to assist not-for-profit organizations in their funding efforts. We hope that you will participate in the Program and direct us to contribute on your behalf to the no-for-profit of your choosing.

Thanks to your support of V.O.I.C.E.sm in 1996, its initial year, over 60 university and college endowments, foundations and general scholarship funds are benefiting from the Program.

In closing, we want to thank you for the opportunity to serve your investment and philanthropic interests. Your business and personal relationship is sincerely appreciated here, and we look forward to providing the highest quality of service to you for many years to come.

                               						Respectfully Submitted,

                                     Timothy L. Ashburn
					                                President



THE STARWOOD STRATEGIC FUND
Performance and Investment Summary


     Cumulative Total Return

Cummulative Total Returns show how the value of the Fund's shares changed over a set period--in this case, since the inception of the Fund on April 4, 1996--and assume that you held the shares through the entire period and reinvested all distributions into the Fund.
These Cummulative Total Return figures are compared to the benchmark performance of the S&P 500--a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.


             Growth of $10,000 Investment

    (Line graph comparing the growth of a $10,000 investment in the Starwood Strategic Fund to the performance of the S&P 500 during the period from 4/4/96 to 9/30/96)


Investment Summary

    Top Ten Holdings as of September 30, 1996

       Percent of Fund's Total Investments

Amgen Inc.                        3.9%
Bergen Brunswig Corporation       3.7%
G & K Services Inc. Class A       3.6%
McKesson Corporation              3.6%
Kimberly Clark                    3.5%
Groupo Radio Centro ADR           3.4%
American International            3.3%
Andrew Corporation                3.1%
Computer Associates International 3.1%
Rite Aid Corporation              3.0%


       Cummulative Total Returns

  Period ended           Since Fund Inception
September 30, 1996            April 4, 1996*

Starwood Strategic Fund        -1.91%

S&P 500 Index    	              4.81%

*Not Annualized


             Performance

There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's
Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).


            Understanding Performance

How a fund performed in the past is no
guarantee of how it will perform in the future.
The stock market, for example, has a history of growth in the long term and volatility in the short term. The Fund's principal value and investment returns fluctuate so that upon redemption you may receive more or less than your original investment.


              Fund Information

Inception Date:  April 4, 1996
Assets:  $483,457 as of September 30, 1996
Manager:  Andrew E. Beer


Investment Review

Q:  Who should consider the Starwood Strategic Fund?
A: The Starwood Strategic Fund invests principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies. Current income is an incidental consideration and many of the Fund's investments should provide regular dividends which may grow over time. Accordingly, the Fund is suitable for investors with long-term investment goals.

Q: What are your views on the economic factors that have affected the market during the past six months?
A: We believe a long term, post cold war, bull market remains intact and is likely to continue for many months and even years to come. Fears expressed earlier this year that the economy was growing too fast caused a steep reaction mid-year in the technology sector as well as other somewhat cyclical businesses. However, when it became evident that wage and price inflation was muted, and when the markets were assuaged by comments from Mr. Greenspan, head of the Federal Reserve, that existing measurements of inflation probably overstated actual inflationary rates, the market responded favorable and stocks of strong consistent growth companies rebounded.

Q:  How did the Fund perform?
A: The Fund began to invest to meet its objectives on April 4, 1996. The Fund's performance for this period ended September 30, 1996 was -1.91%. For the same period, the Standard and Poor's 500 Index returned 4.81%.

Q:  What factors contributed to the Fund's below-market performance?
A: The primary factors were the market's mid-year correction, which momentarily impacted many growth companies and technology sector companies in the Fund's portfolio. In addition to the market corrections, the Fund, in its initial months, incurred certain extraordinary expenses that are associated with the Fund's startup. These two simultaneous extraordinary events contributed to the less than favorable comparison with the S&P 500.

Q:  How have you positioned the Fund's portfolio to improve performance?
A: The Starwood portfolio consists mostly of stocks of non-cyclical companies evidencing consistent, strong growth which may appreciate to multiple earnings, and some stocks of companies that, in addition to strong
growth, may spurt ahead due to unusual circumstances or opportunities.   The
portfolio is well balanced between high capitalization stocks such as Merck, Proctor & Gamble and United Technologies, and some lesser known stocks that are growing faster but somewhat more erratically such as ALCO Standard Corporation. We believe this balanced and prudent time-tested approach will yield favorable results over the long term.


Q: Based on the market's current environment, what is Starwood's investment strategy for the months ahead?
A: In the current environment of low inflation, post cold war, reconstruction of industry, and in the light of the high probability that we will continue the next four years with a Democratic President and a Republican Congress, we believe a relatively mild atmosphere exists for the market to continue to undulate upward. Our expectations are that we will not see any devastating or sweeping changes that have adverse consequences for the market coming from Washington D.C.. We anticipate the future political administration will be reasonably balanced and will remain on an even keel.
We believe there will be periods of temporary uncertainty and short-term market fluctuation. When these instances occur, we will prune and upgrade the portfolio as necessary. However, we believe the market will continue to grow at a moderate rate for the foreseeable future. Accordingly, we will continue to select the best values and growth oriented investment opportunities, based on our investment selection criteria, that in our opinion will produce favorable returns.

The views expressed in this report are those of the Adviser through the end of the period stated on the cover. The Adviser's views and opinions are based on economic data, market conditions and other information and are subject to change at any time.



THE AGGRESSIVE GROWTH FUND
Performance and Investment Summary


         Cumulative Total Return

Cummulative Total Returns show how the value of the Fund's shares changed over a set period--in this case, since the inception of the Fund on March 13, 1996-- and assume that you held the shares through the entire period and reinvested all distributions into the Fund. These Cummulative Total Return figures are compared to the benchmark perofrmance of the S&P
500--a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.


         Growth of $10,000 Investment

         (Line graph comparing the growth of a
          $10,000 investment in the  Aggressive
          Growth Fund to the performance of
          the S&P 500 during the period from
          3/13/96 to 9/30/96)


Investment Summary

    Top Ten Holdings as of September 30, 1996

       Percent of Fund's Total Investments

Dreyfus Aggressive Growth Fund         9.7%
Kaufmann Fund                          8.5%
IAI Emerging Growth Fund               7.8%
PBHG Growth Fund                       7.7%
Baron Asset Fund                       7.3%
Stein Rowe Capital Opportunities Fund  7.0%
PBHG Emerging Growth Fund              5.9%
Galaxy Small Company Equity Fund       5.7%
Warburg Pincus Emerging Growth Fund    4.4%
Navellier Aggressive Growth Fund       4.0%


         Cumulative Total Returns

  Period ended                Since Fund Inception
September 30, 1996              March 13, 1996*

Aggressive Growth Fund              -1.51%

S&P 500 Index                        7.64%

*Not annualized



                Performance

There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).

            Understanding Performance

How a fund performed in the past is no guarantee of how it will perform in the future. The stock market, for example, has a history of growth in the long term and volatility in the short term.
The Fund's principal value and investment returns fluctuate so that upon redemption you may receive more or less than your original investment.

Fund Information

Inception Date:   March 13, 1996
Assets:  $573,522 as of September 30, 1996
Manager:   Lynn E. Wood



Investment Review

Q:  Who should consider the Aggressive Growth Fund?
A: The Aggressive Growth Fund is particularly suitable for investors with long term, wealth building investment objectives such as providing educational assistance for their children, home ownership, building a comfortable retirement nestegg, or simply becoming financially independent.

Q:  What is unique about The Aggressive Growth Fund?
A: Basically, it is a fund-of funds. The Aggressive Growth Fund invests in such well known fund families as Fidelity, Kaufman, Janus and T. Rowe Price as well as other emerging and small mutual funds. Investors who value the importance of diverisity will immediately recognize the inherit benefit of being able to reduce risk and improve the odds of increasing earnings by spreading money among other mutual funds run by some of the foremost money managers.

Q:  How did the Fund perform?
A: The Fund began to invest to meet its objectives in March of this year. The Fund's performance for the period ended September 30, 1996 was -1.51%. For the same period the Standard and Poor's 500 Index returned 7.64%.

Q:  What factors contributed to the Fund's below-market performance?
A: This summer's sudden market selloff has been the single most significant factor. July's correction impacted many of the small, emerging growth companies and technology sector stocks that make up the Aggressive Growth Fund's component portfolios. Additionally, the Fund began investing to meet its objectives March 13, 1996 and, in its initial month, incurred certain extraordinary startup expenses which also contributed to the less than favorable comparison with the S&P 500.

Q:  Have these challenges caused you to change your investment strategy?
A: No. Our strategy simply stated is to pick the best funds, that in our opinion have demonstrated the tendency over the long haul to aggressively outperform the market, or, that we believe are positioned to capitalize on their particular investment strategy. To the degree that market circumstances become more or less volitile we will adjust our portfolio holdings accordingly. Currently, 48% of the component funds in The Aggressive Growth Fund portfolio are funds that have received Morningstar's 5-star rating as of September 30, 1996*
     *Morningstar Inc., is a leading independent mutual fund ranking service. A Five Star rating, the highest rating available, denotes funds that offer above-average returns, below-average risk, or both. Only the top 10% of funds in each class tracked by Morningstar receive the 5-star rating.

Q:  What is the Fund's current strategy for the months ahead?
A: Steady as she goes. We believe the current economic conditions are favorable to growth. Evidence suggests that the Fed's recent decision in September to take no action in regards to increasing short-term interest rates is a confirmation of a slowing economy. Such conditions help to ease inflationary concerns and allow the companies composing the Funds's component portfolios to continue to develop and sell innovative products and services that are essential to a healthy economy. Additionally, July's market correction has provided an opportunity for the Fund's component portfolio managers to increase their holdings in target companies at much reduced prices. We believe over the long term, despite interim market volatility, the prospects are exceedingly favorable that our Fund's component portfolios can outperform the market.


The views expressed in this report are those of the Adviser through the end of the period stated on the cover. The Adviser's views and opinions are based on economic data, market conditions and other information and are subject to change at any time.



THE ASSET ALLOCATION FUND
Performance and Investment Summary

             Cumulative Total Return

Cumulative Total Returns show how the value of the Fund's shares changed over a set period--in this case, since the inception of the Fund on March 13, 1996-- and assume that you held the shares through the entire period and reinvested all distributions into the Fund.
These Cumulative Total Return figures are compared to the benchmark performance of the S&P 500--a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.

            Growth of $10,000 Investment

        (Line graph comparing the growth of a
         $10,000 investment in the Asset
         Allocation Fund to the performance of
         the S&P 500 during the period from 3/13/96
         to 9/30/96)


Investment Summary

    Top Ten Holdings as of September 30, 1996

       Percent of Fund's Total Investments

Seven Seas Small-Cap Fund              8.5%
Munder Index 500 Fund Class A          7.8%
Peoples Index Fund, Inc.               7.7%
Fidelity Select Technology Portfolio   7.3%
Vanguard Index Trust 500 Portfolio     7.0%
Putnam New Opportunities Fund Class A  7.0%
Putnam OTC Emerging Growth Fund Cl. B  5.9%
Vanguard Index Total Stock Market      5.7%
Montgomery Small Cap Opportunity Fund  4.4%
Vanguard Specialized Real Estate Index 4.0%


            Cumulative Total Returns

  Period ended            Since Fund Inception
September 30, 1996          March 13, 1996*

Asset Allocation Fund           -0.64%

S&P 500 Index                    7.64%

*Not Annualized


                  Performance

There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's
Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).

            Understanding Performance

How a fund performed in the past is no
guarantee of how it will perform in the future.
The stock market, for example, has a history of growth in the long term and volatility in the short term. The Fund's principal value and investment returns fluctuate so that upon redemption you may receive more or less than your original investment.

Fund Information

Inception Date:  March 13, 1996
Assets:  $567,518 as of September 30, 1996
Manager:  Timothy L. Ashburn



Investment Review

Q:  Who should consider the Asset Allocation Fund?
A: The Asset Allocation Fund is suitable for conservative investors who seek the best overall return consistent with prudent risk and preservation of capital.

Q:  What is unique about The Asset Allocation Fund?
A: One basic distinction is an investment strategy that combines investing in a diversified portfolio of well known fund families such as Fidelity, Vanguard and Putnam with an asset allocation model designed to diversify risk and prudently maximize returns. The Fund has a flexible policy of investing principally in other no-load index and sector mutual funds, including domestic and international stocks, bond and sector funds, as well as money market funds. Because the Fund invests in mutual funds with allocation consideration given to asset classes, and utilizes index funds to generate returns that more closely track the applicable markets, it is designed to be somewhat less aggressive while seeking to achieve above-average market performance.

Q:  How did the Fund perform?
A: The Fund began to invest to meet its objectives on March 13, 1996. The fund's performance for this period ended September 30, 1996 was -0.64%. For the same period, the Standard and Poor's 500 Index returned 7.64%.

Q:  What factors contributed to the Fund's below-market performance?
A: This summer's sudden market selloff has been the single most significant factor. July's market correction directly impacted both the index funds and many of the small, emerging growth companies that make up the some of the portfolios of the various funds in the Asset Allocation Fund. Additionally, the fund began investing to meet its objectives March 13, 1996 and, in its initial month, incurred certain extraordinary expenses that are associated with the Fund's startup contributing to the less than favorable comparison with the Standard and Poor's 500 Index.

Q:  Have these challenges caused you to change your investment strategy?
A: No. Our strategy is sound. We continue to pick the best mix of funds based on our asset allocation model, that in our opinion will, over the long haul, outperform the market and reduce exposure to risk. To the degree that market circumstances change or become more or less volatile, we will adjust our portfolio holdings between the various asset classes based on our risk assessement of each individual fund and our expectation for each asset class's performance at that time.

Q:   What is the Fund's current strategy for the months ahead?
A: We believe that current economic conditions are favorable for continued moderate growth, and expansion. Therefore we will continue to allocate over multiple asset classes that favor growth oriented opportunities. We are also convinced that enough uncertainty exists to cause a choppy, although modestly upward trend in the markets for the short-term, and that some market volatility exists in the short-term, especially for small cap, emerging growth and technology sectors. We will continue to increase our allocation of assets among those holdings that we believe offer the best and most consistent returns. We believe over the long-term, despite day to day market volatility, the allocation model in place has an excellent opportunity to outperform the market.

The views expressed in this report are those of the Adviser through the end
of the period stated on the cover.   The Adviser's views and opinions are
based on economic data, market conditions and other information and are subject to change at any time.



THE TAXABLE AND TAX-FREE MONEY MARKET FUNDS
Performance and Investment Summary


Investment Review

Q:  Why should investors consider investing in The Vintage Money Market
Funds? Given the performance of the stock market over the past twelve months, do money market funds make sense?
A: Yes. A prudent wealth-building strategy includes placing the "cash" portion of an investor's portfolio into liquid and very conservative
investments.   Money market funds are an excellent and suitable investment option for money which is awaiting near term utilization into more aggressive, higher yielding investments, or, that you wish to keep readily available to meet emergencies and/or unanticipated events.

Q: For the previous six-month period, how would you describe the economic climate that affected the types of instruments in which money market mutual funds invest?
A: Inflation remained subdued and, therefore, interest rates remained relatively low for the period which provided a slow, non-inflationary growth for our economy. We expect this trend to continue, especially if the Federal Reserve in cooperation with the central banks of seven major industrial nations, can continue to be successful in maintaining slow, non-inflationary growth in their respective economies. In the near term, we believe that the greatest influence on interest rates will continue to be the rate of inflation. The Federal Reserve continues to indicate by its actions and through its publications that when the economy slows to around a 1% annual rate, the Fed will initiate stimulative action, and when the economy nears a 4% annual rate, the Fed will implement restraints. The "soft landing" engineered by the Fed is maintaining the economy's gradual, non-inflationary growth with modest productivity gains. The long-term perspective anticipates that the economy will continue to grow at a healthy, low-inflationary rate in a 1-4% band for several years to come, provided that the existing Fed key personnel and its present philosophy should continue. The "steady as she goes" policy at the Fed should continue to provide support for this market in the very near term, and would be an excellent foundation and fertile soil for long-term investments in equity markets.

Q:  How have you responded to these changing conditions?
A: First and foremost, we believe our investors place a high premium on safety when selecting a money market fund. They want "peace of mind" while riding out choppy markets. Given the oscillating economic factors that have and will continue to affect the short-term interest rate environment, we have diligently worked to select high quality, short-term investments that meet our most conservative average maturity targets. This investment approach will not produce the highest possible yields, but in this type of market we prefer to favor the side of conservatism and safety in our ever changing assessment of the short-term interest rate environment.

Q:  How did the Funds perform during this period?
A: The Fund's seven day yield on September 30, 1996 was 4.13%. The Tax-Free Money Market Fund's seven day yield on September 30, 1996 was 1.96%.

Q:  How have we positioned the Funds for the future?
A: For some time now, our portfolio managers have been taking steps to assure high-grade, low-risk portfolios for the two Vintage money market funds. Our priorities are safety first, along with liquidity, and yield second. Our money market funds remain committed to professional responsiveness to the changing financial markets, ensuring that the Vintage portfolios continue to seek the highest possible safety and returns consistent with the fundamental objectives and investment policies of each portfolio. In the meantime, as we all anxiously anticipate and monitor the economy, your funds continue to provide high quality, conservative investments with excellent service.


Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects both the change in a fund's share price over a given period, and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.


            Yield

Period ended  	                7 day	    30 day
September 30, 1996	            yield	    yield

Taxable Money Market Fund	     4.13%     4.09%
Tax-Free Money Market Fund     1.96%     1.94%


Fund Information

Total Net Assets*:
	Taxable Money Market:    $50,544,511
	Tax-Free Money Market:   $ 7,334,110

Manager: Ralph E. Rosemelia

* as of September 30, 1996





THE FIDUCIARY VALUE FUND
THE TAXABLE FIXED INCOME FUND
THE MUNICIPAL FIXED INCOME FUND
Performance and Investment Summary

As of September 30, 1996, due to these Funds' relatively small asset levels, these three Funds remained uninvested and could not therefore commence operations in accordance with their respective investment objectives detailed in the prospectus.

Until the Adviser and/or its affiliates have supplied sufficient assets to commence investment operations, these three Funds will only be available for investments by Vintage Advisers, Inc. and its affiliated companies and personnel.



SHAREHOLDER CONSENTS

Effective April 17, 1996, a majority of the shareholders of each of the Taxable Fixed Income Fund and the Municipal Fixed Income Fund authorized changes to the investment policies and limitations of their respective Fund to permit the Fund to invest principally in other mutual funds. On April 16, 1996, 3010.000 shares of the 3498.517 shares outstanding approved the above-described change for the Taxable Fixed Income Fund, and 1640.051 shares of the 2325.774 shares outstanding approved the above-described change for the Municipal Fixed Income Fund.



INVESTMENTS-STARWOOD STRATEGIC FUND
Statement of Net Assets September 30, 1996



                                     	Number	      Market
                               	    of Shares	     Value
Airlines - 1.20%
	Southwest Airlines Company 	           264 	    $  6,039

Aerospace/Defense - 5.12%
	Boeing Company 	                       135       	12,758
	United Technologies                   	100       	12,013

Computer Software - 11.60%
	Automatic Data System  	               300       	13,088
	Cadence Design System                 	400       	14,300
	Computer Associates    	               250      	 14,938
	Electronic Data System                	225       	13,809

Conglomerates - 2.68%
	Tyco International LTD                	300       	12,938

Consumer/Specialty Retail - 16.40%
	Alco Standard Corp.                   	265      	 13,217
	Amgen, Inc.   	                        300       	18,938
 G & K Services, Inc. CL A             	600       	17,550
	Kimberly Clark Corp.                   190       	16,744
 Sealed Air Corp.                      	345       	12,851

Data Telecommunication - 12.00%
	Andrew Corporation	                    300       	14,963
 Frontier Insurance Group              	360        14,355
	Glenayre Technologies, Inc.  	         300       	 6,900
	Raytheon Co.                          	190       	10,568
	Sterling Commerce, Inc.               	375       	11,063

Financial Services - 7.00%
	American International Group          	157       	15,818
	Travelers Group, Inc.        	         190        	9,334
	Wells Fargo & Co.      	                32        	8,320

Drugs & Health Care -24.20%
	Bergen Brunswig Corp.  	               560       	17,780
 Biomet, Inc.                           800        13,100
	Healthcare Compare Corp.              	300        14,212
 Johnson & Johnson 	                    172       	 8,815
	McKesson Corp. New	                    370        17,529
	Merck & Co., Inc.	                     129        	9,078
	Rite Aid Corp.      	                  400       	14,500
	Schering-Plough Corp.                 	129	        7,934
	Vivra, Inc.               	            425        13,866

Media - 5.80%
	Grupo Televisa S.A. GDS ADR	           403      	 11,637
	Grupo Radio Centro ADR	              2,000       	16,500

Softdrink/Bottler - 4.20%
	Coca-Cola FEMSA S.A. ADR	              560	       13,300
	Pepsico, Inc.   	                      252       	 7,119

Total Securities
 	(Cost $416,369)                               		435,870

Repurchase Agreements - 3.00%
	Star Bank ($25,000 GNMA II GTD 8359, 1/20/24)
	     Purchase date 9/30/96, Maturity Date 10/1/96,
	     Amount Payable at Maturity $14,502,

Total Repurchase Agreements                      		14,500
	(Cost $14,500)

Total Investments
   	(identified cost $430,869)                 		 450,370

Other Assets and Liabilities Net - 6.80%        	  33,088

Net Assets - 100%                             		 $483,458





INVESTMENTS-THE AGGRESSIVE GROWTH FUND
Statement of Net Assets September 30, 1996

                                               	Number of Shares 	Market Value
Mutual Funds - 94.30%
	Alger Capital Appreciation Fund                      	 656        	 $ 14,503
 Baron Asset Fund                                     1,175          	 41,716
	Fidelity Capital Trust Stock Selector #320     	       456           	11,108
 Dreyfus Aggressive Growth Fund                       2,457           	55,881
 Galaxy Small Company Equity Fund                   	 1,594          	 32,710
	Harbor Capital Appreciation Fund     	                 223            	5,712
	IAI Emerging Growth Fund	                            1,782          	 44,512
	Janus Mercury Fund    	                                275           	 5,181
	Kaufmann Fund   	                                    7,923           	48,804
 Navallier Aggressive Growth Portfolio                1,792            22,814
	Neuberger & Berman Focus Fund	                         182            	5,437
	Oberweiss Emerging Growth Fund	                        259           	 9,063
	PBHG Growth Fund	                                    1,568           	44,237
	PBHG Emerging Growth Fund                           	1,275          	 33,593
	Robertson Stephens Value Plus Growth Fund             	221            	5,323
	SEI Small Capital Growth Fund A  	                     701            14,376
	Stein Roe Capital Opportunities Fund                	1,298            40,290
 T. Rowe Price Mid-Cap Growth Fund  	                   486           	11,652
	T. Rowe Price New America Growth Fund                 	266            10,947
	Tweedy, Browne Global Value Fund	                    1,376           	20,289
	USAA Aggressive Growth Fund	                           297	            9,516
	Van Wagoner Emerging Growth  	                         642            	9,140
	Warburg Pincus Emerging Growth Fund 	                  765            25,458
	Wasatch Mid-Cap Fund                                	1,046            18,768
Total Mutual Funds
  	(Cost $539,889)                                                  		541,030

   Repurchase Agreements - 3.60%
   	Star Bank
	     ($25,000 GNMA II GTD 8359, 1/20/24)
	     Purchase Date 9/30/96, Maturity Date 10/1/96,
	     Amount Payable at Maturity $20,503
Total Repurchase Agreements
	(Cost $20,500)                                                      		20,500

Total Investments
   	(Identified cost $560,389                                       		561,530

Other Assets and Liabilities, Net - 2.10%                           		 11,992

Net Assets - 100%                                                 		 $573,522


INVESTMENTS-THE ASSET ALLOCATION FUND
Statement of Net Assets September 30, 1996

                                               	Number of Shares 	Market Value
Mutual Funds - 92.50%
	Fidelity Select Technology Portfolio	                 460	          $ 24,875
	Fontaine Capital Appreciation Fund	                   478             	9,703
	Fremont Micro-Cap Fund  	                             698	             8,997
	INVESCO Technology Fund 	                             302	            10,613
	Montgomery Small Cap Opportunity Fund	              1,277             20,959
	Munder Index 500 Fund Class A	                      4,157            	68,833
	Oberweiss Emerging Growth Portfolio	                  410            	14,338
	Oberweiss Micro-Cap Fund	                             867            	11,883
	Peoples Index Fund, Inc.	                           1,477            	31,718
 Perkins Opportunity Fund	                             405             	7,364
	Putnam New Opportunities Fund Class B	                587            	24,985
 Putnam OTC Emerging Growth Fund Class B	            1,447            	24,232
	Seven Seas Small-Cap Fund	                          3,979            	72,736
 Vanguard Index Trust 500 Portfolio	                 1,482            	95,754
	Vanguard Extended Market Portfolio	                   579            	15,586
	Vanguard Index Trust Total Stock Market Portfolio  	1,239	            20,800
	Vanguard Small Capitalization Stock Portfolio	        964	            19,964
	Vanguard Specialized Real Estate Index Fund	        1,974	            21,264
	Vanguard Index Value Portfolio	                     1,254	            20,063
Total Mutual Funds
   	(Cost $508,500)                                                 		524,666

Repurchase Agreements - 5.10%
  	Star Bank
   	     ($35,000 GNMA II GTD 8359, 1/20/24)
	     Purchase Date 9/30/96, Maturity Date	10/1/96,
	     Amount Payable at Maturity $29,004
Total Repurchase Agreements
    	(Cost $29,000)		                                                		29,000

Total Investments
        (Identified cost $537,500)                                 			553,666

Other Assets and Liabilities, Net - 2.40%                            	 13,853

Net Assets - 100%                                                			 $567,519


INVESTMENTS-THE TAX-FREE MONEY MARKET FUND
Statement of Net Assets September 30, 1996



                                               Par Value 	     Value (Note 2)

Municipal Securities - 100.00%

Arizona- 0.35%
Scottsdale, Arizona CTFS, 7.75% 11/01/2001
Scottsdale Municipal PPTY Corp., FGIC, Pre
-refunded 11/01/1996 @ 102.00 	                 $ 25,000	      $ 25,500

California-6.17%
Elk Grove, California Uni School, 5.25%
12/01/1996, Community Facilities Dist. No 1,
FGIC	                                             50,000	        50,101
California Health Facility Bond, 7.00%
05/01/1997	Childrens Hospital San Francisco
Series A, MBIA	                                   25,000	        25,229
San Bernardino, California Health Care, 6.50%
01/01/2007 Sisters Charity Incarnate Word,
Pre-refunded 01/01/1997 @ 102.00                  55,000	        56,478
California State Department Water Resources
Center, 7.50% 12/01/2015, Series B	Pre-
refunded 12/01/1996 @ 101.50	                     35,000         35,737
California State Water Resources Development
Series C,  3.55% 11/01/1996  	                    90,000         90,056
Sacramento, California Municipal Utilility,
7.125% 02/01/2013, Series R, FGIC O.I.D.
Pre-refunded 02/01/1997 @ 102.00                 100,000        103,115
California State Health Facility, 7.125%
11/01/2005	Stanford University Series B,
Pre-refunded 11/01/1996 @ 102.00	                 40,000	        40,898
Modesto, California Irr District CTFS,
7.125% 10/01/2005	86 Geysers Geothermal Power
Project, Series 86A, O.I.D.	Pre-refunded
10/01/1996 @ 102.00	                              25,000	        25,500
Palm Springs, California, 6.70% 11/01/1996,
Palm Springs Public Facilities Corp., FSA
O.I.D.                                            25,000         25,059

Colorado - 1.09%
Laplata County, Colorado School District,
6.00% 11/01/1996, FGIC	                           30,000         30,054
Colorado State CTFS Partnership, 6.60%
11/01/1996, FGIC	                                 50,000         50,122

Connecticut -0.34%
North Haven, Connecticut, 6.80% 10/01/1996	       25,000         25,000

D.C., Washington -0.68%
Washington, D.C. Metro Airport Authority,
6.80% 10/01/1996, Series A, BIGI	                 50,000         50,000

Florida-16.88%
Miami, Florida Sports Exposition, 4.70%
10/01/1996, Series B, FGIC                        40,000	        40,000
Pemboke Pines, Florida Public Revenue, 7.05%
10/01/2000, AMBAC	Pre-refunded 10/01/1996
@ 102.00                                          50,000         51,000
Orlando, Florida Waste Water Systems, 7.50%
10/01/2014, Series B, AMBAC O.I.D. 	Pre-
refunded 10/01/1996 @ 102.00	                     50,000	        51,000
Lakeland, Florida Electric & Water Revenue,
6.25% 10/01/2012 O.I.D.	                         100,000        100,000
Hillsboro County, Florida, 6.60% 10/01/1996
Tampa International Airport-Series A, AMBAC
ETM	                                              55,000	        55,000
Tampa, Florida Water & Sewer, 6.90%
10/01/1996, Series B, AMBAC	                      25,000    	    25,000
Lakeland, Florida Electric & Water Revenue,
6.25% 10/01/2012 	                                25,000 	       25,500
Orlando, Florida Waste Water System, 7.50%
10/01/2014, Series B, AMBAC	Pre-refunded
10/01/1996 @ 102.00	                              60,000	        61,200
Orange County, Florida Sales Tax Revenue,
6.60% 01/01/1997, FGIC ETM                        25,000         25,165
Volusia County, Florida Health, 4.20%
11/15/1996, AMBAC	Hospital Facilities-
Memorial Health	                                  50,000	        50,016
Florida State Municipal Power Agency, 7.30%
10/01/2007	Pre-refunded 10/01/1996 @ 102.00	      30,000 	       30,600
Tampa, Florida Sports Revenue, 5.85%
10/01/1996	                                       40,000         40,000
Lakeland, Florida Electric & Water Revenue,
6.00% 10/01/2012  	                               35,000         34,998
Jacksonville Beach, Florida Utilility Revenue,
7.40% 10/01/2006, AMBAC	Pre-refunded
10/01/1996 @ 102.00	                              90,000         91,791
Orlando, Florida Waste Water System, 7.375%
10/01/2011	                                       25,000	        25,500
Lakeland, Florida Electric & Water, 6.00%
10/01/2012, Sub Lien, AMBAC O.I.D.
Pre-refunded 10/01/1996 @ 100.00	                 50,000	        50,000
New Smyrna Beach, Florida Utilities, 7.00%
4/01/2007, AMBAC O.I.D.	Pre-refunded
10/01/1996 @ 101.50	                              25,000	        25,375
Dade County, Florida Special Obligation
Refunding, 6.70% 10/01/2003, MBIA O.I.D.	Pre-
refunded 10/01/1996 @ 102.00	                     45,000	        45,900
Lakeland, Florida Electric & Water, 6.00%
10/01/2012, Sub Lien-AMBAC O.I.D.	Pre-
refunded 10/01/1996 @ 100.00	                     65,000	        65,000
Dade County, Florida Special Obligation
Refunding, 6.40% 10/01/1998, MBIA O.I.D.
Pre-refunded 10/01/1996 @ 102.00	                 25,000	        25,500
Florida State Municipal Power Agency,  5.85%
10/01/1996	All-Equipment Power Supply, FGIC       50,000   	     50,000
Brevard County, Florida Health Facilities,
7.625% 10/01/2007, MBIA	Holmes Regional
Medical Center Project, Pre-refunded
10/01/1996 @102.00	                               60,000	        61,200
Florida State Municipal Power Agency, 7.375%
10/01/2016, AMBAC O.I.D. St. Lucie Project,
Pre-refunded 10/01/1996                           25,000	        25,500
Dade County, Florida Special Obligation
Refunding, 6.70% 10/01/2003, MBIA O.I.D.
Pre-refunded 10/01/1996 @ 102.00	                 25,000         25,500
Jupiter, Florida Water Revenue Series B,
7.875% 12/01/2018, AMBAC	Pre-refunded
10/01/1996 @ 102.00	                             100,000	       102,000
Lee County, Florida Local Option Gas Tax
Revenue, 3.60% 10/01/1996, MBIA O.I.D. 	          30,000	        30,000
Lakeland, Florida,  7.75% 10/01/2006 Sub Lien-
AMBAC O.I.D.	Pre-refunded 10/01/1996 @ 100.00     25,000	        25,000

Georgia -2.90%
Atlanta, Georgia Downtown Development
Authority Revenue, 7.75% 10/01/2016	Underground
Atlanta Project, Pre-refunded 10/01/1996
@102.00 	                                         75,000	        76,500
Valdosta & Lowends County, Georgia Hospital
Authority Revenue, 7.25% 10/01/2002	South
Georgia Medical Center MBIA, Pre-refunded
10/01/1996 @ 102.00	                              20,000	        20,400
Fulton County, Georgia Building Center
Authority Revenue, 4.40% 01/01/1997
Judicial Center Completion Project	               50,000	        50,061
Savannah, Georgia Water & Sewer, 7.90%
12/01/1996	                                       25,000	        25,167
Fulton/DeKalb County, Georgia Hospital
Revenue, 6.65% 01/01/1997	CTFS-Series B,
AMBAC ETM	                                        40,000   	     40,254

Hawaii -.34%
Hawaii State Downtown Finance Revenue, 3.60%
11/01/1996	The Evangelical Lutheran, AMBAC	       25,000         24,996

Illinois-5.59%
State of Illinois, 6.60% 01/01/1997	             300,000	       301,968
Chicago, Illinois Project & Refunding,  5.40%
1/1/1997 	                                       105,000	       108,176

Indiana-.34%
Penn Harris School Indiana General Obligation,
6.45% 10/1/1996 	                                 25,000	        25,000

Kentucky- 3.40%
Louisville, Kentucky New Public Housing, 5.00%
1/1/1997	                                        250,000	       249,626

Maryland- 2.40%
Maryland State Series III, 11.30% 11/15/1996	     75,000	        75,670
Montgomery County, Maryland Authority Lease
Revenue, 6.70% 10/01/1996	Western County
Swimming Facilities Utilities Commission
Revenue	                                         100,000	        99,992

Massachusetts-4.10%
Massachusetts State Housing Finance Agency
Housing Revenue, 4.90%, 01/01/97	Insured-
Rental, Series A, AMBAC	                         300,000	       300,885

Michigan-5.90%
Grand Rapids, Michigan Building Authority,
8.50% 04/01/1997	                                 40,000	        41,135
Jackson County, Michigan, 6.30% 04/01/2000,
Pre-refunded 01/01/1997 @ 102.00	                 40,000	        41,259
Michigan Municipal Bond Authority Revenue,
4.40% 11/01/1996	Local Government Loan Program
Series C, MBIA    	                              350,000   	    350,242

North Carolina-2.82%
North Carolina State, 5.50% 12/01/1996	           50,000	        50,154
North Carolina Eastern Municipal Power Agency
Series A, 7.25% 01/01/2022, FGIC
Pre-refunded 01/01/1997 @ 102.00	                 20,000   	     20,569
North Carolina Eastern Municipal Power Agency
Series A, 7.50% 01/01/2015	Pre-refunded
01/01/1997 @ 102.00 	                             50,000	        51,429
North Carolina Municipal Power Agency Number 1,
4.00% 01/01/1997	Catawba Electric Revenue O.I.D.  50,000	        49,975
Forsyth County, North Carolina Series A, 4.50%
03/01/1997	                                       35,000       	 35,056

New Hampshire-0.34%
Souhegan, New Hampshire Coop School District,
6.50% 10/15/1996, MBIA	                           25,000	        25,027

New Jersey-2.12%
Clifton, New Jersey, 6.80% 10/01/1996, AMBAC 	    30,000    	    30,000
Middelsex County, New Jersey Utilities
Authority, 5.30% 12/01/1996, FGIC	                25,000	        25,062
New Jersey State, 5.90% 01/15/1997, Series B 	   100,000	       100,592

Nevada-1.39%
Nye County, Nevada School District, 7.00%
05/01/1997, BIGI	                                100,000        101,749

New York-15.08%
Nassau County, New York General Improvement
Series D, 6.75% 11/01/1996, FGIC ETM	             25,000	        25,058
Nassau County, New York General Improvement
Series J, 6.00% 11/15/1996, FGIC	                 50,000	        50,127
Pittsford Perington Etc. New York Central
School, 5.20% 11/01/1996  	                       25,000	        25,035
Metropolitan Transportation Authority New
York Revenue, 4.25% 12/12/1996 Revenue
Anticipation Notes, Series A 	                   250,000   	    250,315
Suffolk County, New York Series A, 4.00%
01/02/1997, Bond Anticipation Notes	             350,000	       350,210
Islip, New York Public Improvement DTD
03/01/1990 6.75% 03/01/1997, AMBAC	               75,000	        75,801
New York State Thruway Authority Emergency
Highway, 5.30% 03/01/1997	Construction &
Reconstruction Series A, FSA	                    200,000	       201,209
Oyster Bay, New York Series A, 8.80%
03/01/1997, MBIA	                                125,000   	    128,318

Ohio-3.23%
Cleveland, Ohio Regional Sewer District Water
Reserve, 6.30% 10/01/1996, ETM	                   25,000	        25,000
Lucas County, Ohio Hospital Revenue, 7.00%
10/01/2014 	Toledo Hospital, MBIA O.I.D.,
Pre-refunded 10/01/1996 @ 102.00	                 85,000	        86,700
Ohio State Public Facilities Community Higher
Education Series A, 8.10% 11/01/1996	             50,000   	     50,179
Cuyahoga County, Ohio Hospital Revenue Series A,
7.10% 11/15/1996	Mt. Sinai Medical Center, ETM	   25,000	        25,089
Ohio State Public Facilities Higher Education
CAP Series II-A, 4.25% 12/01/1996, AMBAC	         50,000      	  50,031

Oregon-2.05%
Portland, Oregon Water, 4.80% 10/01/1996	        100,000     	  100,000
Salem, Oregon Water & Sewer Revenue, 4.00%
11/01/1996, AMBAC	                                50,000         50,008

Pennsylvania-9.39%
Philadelphia, Pennsylvania School District,
6.70% 11/01/1996, AMBAC ETM	                      50,000	        50,114
Moon Area School District, Pennsylvania, 4.50%
11/15/1996	                                      400,000   	    400,339
Pennsylvania State Turnpike Commission
Turnpike Revenue, 7.875% 12/01/2015	Series A,
O.I.D., Pre-refunded 12/01/1996 @ 102.00	         70,000	        71,889
Claysburg Kimmel, Pennsylvania School District,
7.02% 01/15/2014, MBIA	Pre-refunded 01/15/1997
@ 100.00	                                         40,000      	  40,384
Pittsburgh, Pennsylvania Series B, 6.75%
03/01/1997, FGIC	                                100,000     	  101,106
North Hampton County, Pennsylvania, 5.40%
10/15/1996	                                       25,000      	  25,013

South Dakota-4.91%
Heartland, South Dakota Consumers Power Distict
Electric Revenue, 7.875% 01/01/2006 	            300,000     	  309,009
AMBAC, O.I.D., Pre-refunded 01/01/1997 @ 102.00
Heartland, South Dakota Consumers Power
District Electric Revenue, 7.625% 01/01/2016
MBIA, O.I.D., Pre-refunded 01/01/1997 @ 102.00	   50,000      	  51,457

Tennesee-0.70%
Chattanooga/Hamilton County, Tennessee
Hospital Authority Revenue, 7.50% 10/01/2013
Elanger Medical Center, O.I.D., Pre-Refunded
10/01/1996 @ 102.00 	                             50,000     	   51,000

Texas-3.75%
Dallas, Texas, 3.90% 02/15/1997, O.I.D.	         100,000     	  100,034
Lower Colorado River Authority, Texas, 6.875%
01/01/2010, BIGI O.I.D. Pre-refunded
01/01/1997 @ 102.00	                             100,000	       102,854
Lower Colorado River Authority, Texas, 7.00%
01/01/2009, MBIA O.I.D.	Pre-refunded
01/01/1997 @ 102.00	                              70,000	        71,950

Vermont-0.68%
Vermont State, 6.90% 10/01/1996 	                 50,000     	   50,000

Virginia-1.40%
Fairfax County, Virginia Industrial Development,
Series A	Authority Revenue, 7.875% 12/01/2017,
Pre-Refunded 10/01/1996 @ 103.00	                100,000    	   103,000

Washington-6.58%
Seattle, Washington Municipal Light & Power,
6.70% 10/01/1998	Pre-refunded 10/01/1996
@ 102.00	                                         50,000	        51,000
Seattle, Washington Municipal Light & Power,
7.125% 10/01/2007, O.I.D	Pre-refunded
10/01/1996 @ 102.00	                              50,000   	     51,000
Washington State Series R-93B, 3.85% 10/01/1996	  40,000	        40,000
Port of Tacoma, Washington Revenue Series A,
4.40% 11/01/1996, AMBAC	                          50,000	        50,022
Seattle, Washington Municipal Light & Power,
3.85% 11/01/1996	                                100,000	       100,002
Washington State Health Care Facility
Authority, 4.35% 11/01/1996, MBIA	Empire
Health Services Spokane	                          65,000	        65,008
Washington Suburban Sanitation District
Maryland, 5.60% 11/01/1996, Sewer Disposal	       50,000	        50,073
King County, Washington Water & Sewer Revenue,
6.65% 12/01/1996, Federal Way, FGIC	              50,000   	     50,217
Clark County, Washington Public Utilities
District No. 001, 4.00% 01/01/97	Electrical
Revenue, O.I.D. ETM	                              25,000	        25,000

West Virginia-0.82%
West Virginia State Water Development Authority
Revenue, 7.00% 11/01/2026	Pre-refunded
11/01/1996 @ 100.00 Series A, FSA O.I.D.	         60,000	        60,146

 Total Municipal Securities
	(Amortized cost $7,755,239)                                  7,755,239

  Other Assets and Liabilities, Net -(5.74%)  		               (421,129)

   Net Assets - 100%    	                                    $7,334,110




INVESTMENTS-THE TAXABLE MONEY MARKET FUND
Statement of Net Assets September 30,1996

                                                 Par Value 	   Value (Note 2)
Commercial Paper - 41.12%
Coca Cola  5.2%  11/22/1996   	                 $2,000,000     	$1,984,978
Disney Walt Company 5.38%  1/06/1997    	        1,500,000     	 1,478,253
Disney Walt Company 5.35%  1/27/1997        	    1,000,000    	    982,464
Ford Motor Credit Corporation 5.45% 11/06/1996   1,000,000  	      994,550
Ford Motor Credit Corporation 5.38%  12/16/96    1,500,000	      1,483,407
General Electric Capital Corp 5.40% 12/04/1996   1,000,000	        990,649
General Electric Credit Corp 5.50% 12/16/1996    1,000,000	        988,389
Glaxo Wellcome PLC 5.29% 11/15/1996	             1,000,000	        993,388
General Motors Credit Corp 5.45% 12/05/1996      1,000,000 	       990,413
General Motors Credit Corp 5.40%  12/16/1996	    1,000,000	        988,896
Hasbro Inc. 5.48%  11/05/1996                    1,000,000	        994,672
Hasbro Inc. 5.51%  12/20/1996 	                  1,000,000	        987,756
Lucent Technologies 5.45%  11/20/1996 	          2,000,000	      1,984,861
Merrill Lynch 5.50%  11/27/1996	                 1,000,000	        991,465
Merrill Lynch 5.48%  11/04/1996	                 1,000,000	        994,824
Transamerica Financial 5.51%  01/06/1997	        1,000,000	        985,154
United Parcel Service 5.41% 12/31/1996	          2,000,000	      1,972,649
Total Commercial Paper                                         $20,786,769

U.S. Government Securities - 48.80%
Federal Home Loan Bank DTD 10/04/1995
5.28%  10/04/1996	                                 700,000	        699,692
Federal Home Loan Bank DTD 1/10/1996
5.125%  1/10/1997	                               2,500,000	      2,461,774
Federal Home Loan Bank DTD 1/15/1996
6.38%    1/15/1997	                              3,000,000    	  2,952,653
Federal Home Loan Bank DTD 1/16/1996
4.43%   1/16/1997	                               1,500,000    	  1,475,791
Federal Home Loan Bank DTD 1/28/1996
4.49%   1/28/1997	                               1,000,000	        981,985
Federal Home Loan Bank DTD 1/23/1996
5.40%   1/23/1997 	                              1,000,000	        982,900
Federal Home Loan Bank DTD 1/23/1996
5.125%  1/23/1997	                               1,000,000	        983,058
Federal Home Loan Bank DTD 1/16/1996
6.38%   1/16/1997	                               1,000,000	        984,307
Federal Home Loan Bank DTD 1/27/1996
4.43%   1/27/1997	                               1,000,000	        982,857
Federal Home Loan Bank DTD 1/28/1995
4.49%   1/28/1996	                               1,000,000    	    982,778
Federal Home Loan Mortgage
DTD 11/15/1995  4.49%   11/15/1996	              3,000,000       2,980,538
Federal National Mortgage Association
DTD 10/15/1995  8.75%   10/15/1996 	               800,000     	   798,357
Federal National Mortgage Association
DTD 10/30/1995  8.75%   10/30/1996	              1,500,000	      1,493,596
Federal National Mortgage Association
DTD 1/21/1996  8.75%   1/21/1997 	               1,500,000    	  1,474,567
Federal National Mortgage Association
DTD 1/07/1996  8.75%   1/07/1997	                1,000,000	        985,300
Federal National Mortgage Association
DTD 2/03/1996  8.75%   2/03/1997 	               1,000,000	        981,979
Federal National Mortgage Association
DTD 1/21/1996  8.75%  1/21/1997	                 1,500,000	      1,475,313
Federal National Mortgage Association
DTD 12/27/1995  8.75%  12/27/1996	               1,000,000	        987,678
Total U.S. Government Securities 		                             24,665,123


Repurchase Agreements -10.39%
Star Bank
($5,660,000 GNMA II GTD 8359 1/20/24)
Purchase Date 9/30/96, Maturity Date 10/1/96,
Amount payable at Maturity $5,250,773
Total Repurchase Agreements      		                             $5,250,000
	(Cost $5,250,000)

Total Investments
   	(Amortized cost $50,701,892)       		 	                     50,701,892

   Other Assets and Liabilities,
   Net - (.31%)                      		                           (157,381)

   Net Assets - 100%                  		                       $50,544,511




STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1996
                                             Starwood        Aggressive       Fiduciary       Asset
                                             Strategic        Growth            Value       Allocation
                                               Fund            Fund             Fund          Fund
ASSETS

	Investments, at value (Note 2)             $450,370        $561,530         $    ---      $553,666
 Cash                                         22,547             164          119,854           937
 Dividend receivable                               2             ---              ---             4
 Interest receivable                             523               3              ---           839
 Receivable from adviser (Note 3)                ---             ---           29,765           ---
 Receivable for shares sold                      ---             ---              ---           ---
 Deferred organization costs (Note 2)          3,116           3,116            3,116         3,116
 Prepaid expenses                              8,725          10,835            6,465        10,835

 Total assets                                485,283         575,648          159,200       569,397

LIABILITIES

	Dividends payable                               ---             ---              ---           ---
	Payable for shares redeemed                     ---             ---              ---           ---
	Accrued expenses                              1,825           2,126            2,582         1,878

	Total liabilities                             1,825           2,126            2,582         1,878

NET ASSETS                                  $483,458        $573,522         $156,618      $567,519

Net assets consist of:
 Paid-in capital                             502,964         593,769          156,687       587,170
 Undistributed net investment income         (27,288)        (23,917)             (69)      (25,231)
 Net realized gain (loss) on investments     (11,719)          2,530              ---       (10,586)
 Net unrealized appreciation in
   value of investments                       19,501           1,140              ---        16,166

Net assets                                  $483,458        $573,522         $156,618      $567,519

Shares of capital stock
 outstanding (no par value,
	unlimited shares authorized)                 62,838          58,493           79,825        61,238

Net asset value per share, offering
	and redemption price                         $ 7.69          $ 9.80           $ 1.96        $ 9.27

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1996

   	                                              Taxable        	Municipal        	Taxable 	     Tax-Free
          	                                        Fixed	           Fixed 	          Money         Money
   	                                               Income	         Income           Market        Market
      	                                             Fund	           Fund             Fund 	        Fund

ASSETS

	Investments, at value (Note 2) 		               $    ---         $    ---         $50,701,892   	$7,755,239
	Cash 		                                            1,886 	          1,773             121,122	       50,086
	Interest receivable 		                               ---	             ---	             29,724	      168,113
	Receivable from adviser (Note 3) 		                  ---	             ---              21,070 	       8,092
	Receivable for shares sold 		                        ---	             ---	            243,117	       17,307
	Deferred organization costs (Note 2)		             3,116            3,116	              3,125	        3,125
	Prepaid expenses 		                                5,872            5,872	             13,624	        9,939

	Total assets 		                                   10,874 	         10,761	         51,133,674	    8,011,901

LIABILITIES

	Dividends payable 		                                 --- 	            ---	            156,179	       11,293
	Payable for investment purchsased 		                 ---             	---	                ---       	440,121
	Payable for shares purchased 		                      --- 	            ---	            400,390       	219,498
	Accrued expenses 		                                1,886        	   1,773      	       32,594      	   6,879

	Total liabilities 		                               1,886      	     1,773     	       589,163  	     677,791

NET ASSETS 	 	                               $      8,988     	 $    8,988  	      $50,544,511   	 $7,334,110

Net assets consist of:
	Paid-in capital 		                                35,596          	35,638   	      50,544,511     	7,334,335
	Undistributed net investment income 		           (26,608)        	(26,650)         	      ---	           ---
	Net realized gain (loss) on investments 		           ---	             ---	                ---	          (225)
	Net unrealized appreciation in
   value of investments 		                            --- 	            ---	                ---	           ---

Net assets 		                                $      8,988      	$    8,988  	      $50,544,511    	$7,334,110

Shares of capital stock
 	outstanding (no par value,
 	unlimited shares authorized) 		                   3,903           	7,927   	      50,544,511     	7,334,335

Net asset value per share, offering
 	and redemption price 		                          $ 2.30       	   $ 1.13        	      $1.00  	       $1.00

The accompanying notes are an integral part of these financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended September 30, 1996

                                         	Starwood         	Aggressive        	Fiduciary     	  Asset
                                         	Strategic          	Growth            	Value         	Allocation
                                           	Fund              	Fund             	Fund           	Fund

INVESTMENT INCOME
Income:
   	Interest .	                         	 $   1,605        	$    2,190 	        $    76    	$      851
   	Dividends 		                              1,514         	    3,271              --- 	         3,307
   	     Total net income 		                  3,119          	   5,461       	       76       	   4,158
EXPENSES:
   	Investment adviser fees (Note 3) 		       1,496             	2,446        	     140           2,485
   	Transfer agent fees (Note 3) 	             	135               	220         	     13        	    224
   	Fund accounting fees 	                     	135           	    220         	     13         	   224
   	Printing .	                                	126               	171         	     30         	   185
   	Administrative service fees 		              598               	972         	     56         	   994
   	12b-1 fees (Note 3)                       		199              	 326         	     18         	   331
   	Auditing fees                           		1,611             	1,611      	     2,611     	     1,611
   	Legal fees 	                            	 1,293             	1,297      	     1,274    	      1,297
   	Trustee's fees 		                         3,021             	3,043      	     3,985      	    3,047
   	Custodian fees 		                           129             	  212        	      12        	    215
   	Registration and filing fees 		          19,281            	17,149   	       18,556     	    17,146
   	Postage 		                                  107             	  159        	      43        	    150
   	Servicing fees 		                           299               	489      	        28       	     497
   	Amortization of organization expenses 		    853               	853        	     853         	   853
   	Insurance 		                              2,581         	    2,581    	       2,395           2,581
   	Other expenses 		                            16       	         16        	      16       	      16
         Total net expenses 		               31,879           	 31,767    	      30,043     	    31,856

Less: Expense reimbursement
  	from adviser (Note 3) 		                  (1,472)      	     (2,389)   	     (29,898)    	    (2,466)

NET INVESTMENT INCOME (LOSS)              		(27,288)          	(23,917)    	        (69)   	    (25,231)

REALIZED AND UNREALIZED GAIN (LOSS)
  	ON INVESTMENTS
   	Net realized gain (loss) on investments (11,719)            	2,530        	     ---	        (10,586)
   	Change in net unrealized
	     appreciation of investments 		         19,501       	      1,140   	          ---	         16,166
	Net gain (loss) on investments 		            7,782          	   3,670       	      --- 	         5,580

INCREASE (DECREASE) IN NET ASSETS
	RESULTING FROM OPERATIONS 		             $ (19,506)        	$ (20,247)   	$        (69) 	    $ (19,651)

 The accompaying notes are an integral part of these financial statements.


STATEMENTS OF OPERATIONS
For the year Ended September 30, 1996

                                             	Taxable    	    Municipal     	     Taxable	      Tax-Free
                                               Fixed           	Fixed          	   Money         Money
                                             	Income          	Income         	    Market      	 Market
                                              	Fund            	Fund            	   Fund          Fund

INVESTMENT INCOME
Income:
	Interest .		                             $      171      	$      22 	             $2,072,968    $221,402
	Other income 	 	                                ---	            ---	                     369         ---
      Total net income		                         171              22  	             2,073,337     221,402


EXPENSES:
	Investment adviser fees (Note 3) 		              98           	 105    	             194,953      28,468
	Transfer agent fees (Note 3) .		                  9             	10      	             9,748       1,423
	Fund accounting fees 		                           9             	10      	             9,748       1,423
	Printing 		                                       4              	2     	             15,084       2,360
	Administrative service fees 		                   41             	45     	             52,637       7,686
	12b-1 fees (Note 3) 		                           14             	15    	              38,991	      5,694
	Auditing fees 		                              4,227          	1,884    	              17,061       5,111
	Legal fees 	                                 	1,273          	1,273      	             5,059       1,820
	Trustee's fees                              		3,985          	3,984     	             15,982       6,211
	Custodian fees 	                                 	9             	10     	             23,870       3,498
	Registration and filing fees 		              14,234         	16,463     	             23,877      20,100
	Postage 		                                        3              	3     	             10,824       2,026
	Servicing fees 		                                20             	22     	             58,486       8,540
	Amortization of organization expenses 		        852           	 852        	             843        	843
	Insurance 		                                  2,083          	2,083      	             1,552       1,552
	Other expenses 		                                16    	         16      	             3,839       6,339
      Total expenses 		                       26,877        	 26,777    	             482,554     103,094

Less: Expense reimbursement
     	from adviser (Note 3) 		                   (98)           (105)   	             (35,666)    (11,385)

NET INVESTMENT INCOME (LOSS) 		              (26,608)       	(26,650) 	             1,626,449     129,693

REALIZED AND UNREALIZED GAIN (LOSS)
 	ON INVESTMENTS
	Net realized gain (loss) on investments 		      ---            	---                    	 ---	       (225)
	Change in net unrealized
  appreciation of investments 		                 ---   	         ---	                     ---	        ---
	Net gain (loss) on investments 		               ---	            ---	                     --- 	      (225)

INCREASE (DECREASE) IN NET ASSETS
 	RESULTING FROM OPERATIONS               		$(26,608)      	$(26,650) 	            $1,626,449   	$129,468

The accompanying notes are an integral part of these financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                           	Starwood Strategic Fund 	   Aggressive Growth Fund

 	                                                           Year        	    Period     Year        	   Period
                                                           	Ended       	     Ended     Ended         	  Ended
	                                                           Sept 30,     	    Sept 30,  Sept 30,      	  Sept 30,
	                                                            1996 	            1995	     1996 	           1995
INCREASE IN NET ASSETS
Operations:
   	Net investment income (loss) 		                        $ (27,288)      	$    ---	    $ (23,917)     	$   ---
   	Net realized gain on investments 	                     	 (11,719)         	  ---	        2,530         	 ---
	   Change in net unrealized appreciation of investments		    19,501         	   --- 	       1,140         	 ---
Net increase in net assets resulting from operations 	      	(19,506)        	   ---	      (20,247)         	---
Dividends and distributions to shareholders from:
   	Net investment Income 	                                     	---	            --- 	         ---	          ---
   	Net realized gain of investments 		                          ---	            ---	          ---	          ---
     	     TOTAL INCREASE (DECREASE) 		                      (19,506)	           --- 	     (20,247)	         ---

Capital share transactions:
   	Proceeds from shares sold 		                             506,045        	  2,705       761,506          	340
   	Value of shares issued to shareholders in
   	     reinvestment of dividends and distributions 	 	         ---	            ---	          ---	          ---
                                                           		506,045        	  2,705       761,506         	 340

    Cost of shares redeemed 		                                (5,786)        	   --- 	    (168,077)        	 ---
      	Net increase in net assets resulting from
 	     capital share transactions 		                         500,259       	   2,705       593,429         	 340

	     TOTAL INCREASE IN NET ASSETS 		                        480,753        	  2,705       573,182          	340

NET ASSETS:
   	Beginning of period 		                                     2,705         	   ---  	        340         	 ---
   	End of period (including undistributed net
	     investment income/net investment loss) 		            $ 483,458      	$   2,705      	 $ 573,522   	 $  340

 Shares of capital stock of the Fund sold and redeemed:
   	Shares sold 		                                            63,263          	  271         	 75,415         34
   	Shares issued to shareholders in reinvestment
      	     dividends and distributions 		                       ---	            ---	             ---	       ---
                                                            		63,263          	  271         	 75,415         34
	Shares redeemed 		                                             (696)            --- 	        (16,956)       ---

NET INCREASE IN NUMBER OF
  	SHARES OUTSTANDING 		                                      62,567      	      271      	    58,459    	    34

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              	Fiduciary Value Fund 	        Asset Allocation Fund

                                                               	Year        	Period         	 Year       	   Period
                                                              	Ended       	 Ended         	 Ended       	   Ended
	                                                              Sept 30,     	Sept 30,      	 Sept 30,   	    Sept 30,
 	                                                              1996          	1995          	 1996       	     1995
INCREASE IN NET ASSETS
Operations:
   	Net investment income (loss) 		                           $     (69)     	$    --- 	   $ (25,231)   	 $     ---
   	Net realized gain on investments 		                             ---	           ---	      (10,586)        	  ---
   	Change in net unrealized appreciation of investments	 	         ---	           ---	       16,166	           ---
	   Increase in net assets resulting from operations 		             (69)         	 ---	      (19,651)       	   ---
Dividends and distributions to shareholders from
   	Net investment income 		                                        --- 	          ---	          ---	           ---
   	Net realized gain of investments 		                             ---	           ---	          ---	           ---
	TOTAL INCREASE (DECREASE) 		                                       (69)	          ---	      (19,651)	          ---

Capital share transactions:
   	Proceeds from shares sold 		                                 157,505        	3,409       719,581          	 100
   	Value of shares issued to shareholders in
 	     reinvestment of dividends and distributions 		                ---	          ---	          ---	           ---
                                                               		157,505 	       3,409 	     719,581	           100

Cost of shares redeemed 		                                        (4,227)        	 ---	     (132,511)        	  ---
	Net increase in net assets resulting from
 	     capital share transactions 		                             153,278        	3,409 	     587,070         	  100
      	TOTAL INCREASE IN NET ASSETS 	 	                          153,209        	3,409       567,419          	 100

NET ASSETS:
   	Beginning of period 		                                         3,409        	  --- 	         100         	  ---
   	End of period (including undistributed net
 	     investment income/net investment loss) 		              $  156,618      	$ 3,409     $ 567,519      	$    100


Shares of capital stock of the Fund sold and redeemed:
   	Shares sold 		                                                80,021          	341        75,043           	 10
  	Shares issued to shareholders in reinvestment
   	     dividends and distributions 		                              --- 	         ---	          ---	           ---
                                                                		80,021          	341       	75,043           	 10
	Shares redeemed 		                                                 (537)        	 --- 	     (13,815)        	  ---

NET INCREASE IN NUMBER OF
	SHARES OUTSTANDING 		                                            79,484      	    341       	61,228      	      10

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 	Taxable Fixed	                    Municipal Fixed
	                                                                  Income Fund 	                     Income Fund

	                                                              Year       	  Period        	    Year        	    Period
 	                                                            Ended        	 Ended        	    Ended        	    Ended
	                                                             Sept 30,     	 Sept 30,     	    Sept 30,     	    Sept 30,
	                                                              1996     	     1995         	    1996         	    1995
INCREASE IN NET ASSETS
Operations:
   	Net investment income (loss) 		                         $  (26,608)      	$   --- 	        $  (26,650)     	$   ---
   	Net realized gain on investments 	                            	---	           ---	                ---	          ---
	Change in net unrealized appreciation of investments		            ---	           ---	                ---	          ---
 	Increase in net assets resulting from operations 		          (26,608)         	 --- 	           (26,650)        	 ---
Dividends and distributions to shareholders from
   	Net investment income 		                                       ---	           --- 	               ---	          ---
   	Net realized gain of investments 		                            ---	           --- 	               ---	          ---
      	     TOTAL INCREASE (DECREASE) 		                       (26,608)	          ---   	         (26,650)	         ---

Capital share transactions:
   	Proceeds from shares sold 		                                43,317          	 100          	   82,312          	100
   	Value of shares issued to shareholders in
 	     reinvestment of dividends and distributions 		              ---	           ---	                ---	          ---
                                                              		43,317          	 100          	   82,312          	100

 Cost of shares redeemed 		                                     (7,821) 	         ---	            (46,774)         	---
   	Net increase in net assets resulting from
 	     capital share transactions 		                            35,496         	  --- 	            35,538        	  100
    	     TOTAL INCREASE IN NET ASSETS 		                        8,888          	 100           	   8,888          	100

NET ASSETS:
   	Beginning of period 		                                         100         	  --- 	               100        	  ---
   	End of period (including undistributed net
 	      investment income/net investment loss 	           	 $    8,988     	 $    100     	   $     8,988      	$   100

   Shares of capital stock of the Fund sold and redeemed:
   	Shares sold 		                                               5,117           	 10          	   13,427          	 10
   	Shares issued to shareholders in reinvestment
  	     dividends and distributions 		                             ---	           --- 	               ---	          ---
                                                               		5,117           	 10          	   13,427           	10
   	Shares redeemed 		                                          (1,224)         	 --- 	            (5,510)        	 ---

NET INCREASE IN NUMBER OF
  	SHARES OUTSTANDING 		                                         3,893      	      10      	        7,917      	     10

The accompanying notes are an integral part of these financial statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                	Taxable Money	                    Tax-Free Money
	                                                                 Market Fund 	                     Market Fund

                                                              	Year       	Period            	  Year         	Period
                                                             	Ended        Ended           	   Ended          Ended
                                                             	Sept 30,     Sept 30,        	   Sept 30,       Sept 30,
                                                              	1996         1995                	1996          1995
INCREASE IN NET ASSETS
Operations:
   	Net investment income (loss) 	                          	$   1,626,449 $    2,030       	$    129,693  $      ---
   	Net realized gain on investments 		                                ---	       ---	               (225)        ---
	Change in net unrealized appreciation of investments		                ---	       --- 	               ---	        ---
	Increase in net assets resulting from operations 		             1,626,449      2,030       	     129,468         ---
Dividends and distributions to shareholders from
   	Net investment income 		                                    (1,626,449)    (2,030)     	     (129,693)        ---
   	Net realized gain of investments 		                                ---	       --- 	               --- 	       ---
      	TOTAL INCREASE (DECREASE)		                                     ---	       ---	               (225)	       ---

Capital share transactions:
   	Proceeds from shares sold 		                               159,908,254  1,490,696         	19,344,229         100
   	Value of shares issued to shareholders in
 	     reinvestment of dividends and distributions 		            1,471,593        876       	     118,174       	 ---
                                                             		161,379,847  1,491,572     	    19,462,403         100

   Cost of shares redeemed 	                                 	(112,065,721)  (261,187)       	(12,128,168)      	 ---
      	Net increase in net assets
      	     resulting from capital share transactions 		        49,314,126  1,230,385  	        7,334,235       	 100
	TOTAL INCREASE IN NET ASSETS 		                                49,314,126  1,230,385      	    7,334,010         100

NET ASSETS:
   	Beginning of period 		                                       1,230,385        --- 	               100       	 ---
   	End of period (including undistributed net
 	       investment income/net investment loss) 		          $   50,544,511 $1,230,385    	    $ 7,334,110     	 $ 100

Shares of capital stock of the Fund sold and redeemed:
   	Shares sold 		                                             159,908,254  1,490,696     	    19,344,229         100
   	Shares issued to shareholders in reinvestment
   	     dividends and distributions 		                          1,471,593       	876       	     118,174       	 ---
                                                             		161,379,847  1,491,572     	    19,462,403         100
Shares redeemed 		                                            (112,065,721)  (261,187)   	    (12,128,168)        ---

NET INCREASE IN NUMBER OF
   	SHARES OUTSTANDING 		                                       49,314,126  1,230,385    	      7,334,235      	  100

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.
                                	        Starwood     	Starwood   	Aggressive  	Aggressive  	Fiduciary   	Fiduciary
                                	        Strategic	    Strategic	    Growth	      Growth 	     Value	       Value
                                  	         Fund	         Fund	       Fund	        Fund	       Fund 	       Fund
                                 	        1996(a)       	1995(b)	     1996(a)	     1995(b)	    1996(a)	     1995(b)
PER SHARE OPERATING
   	PERFORMANCE:
Net asset value, beginning 		             $10.00       	$10.00     	 $10.00      	$10.00      	$10.00     	$10.00
Income from investment
  	Operations:
  	Net investment income 		                (3.23)        	0.00       	(0.24)       	0.00       	(8.04)      	0.00
  	Net realized and unrealized
  	gain (loss) on investments		             0.92        	 0.00       	 0.04       	 0.00       	 0.00      	 0.00
Total from investment income 		            (2.31)        	0.00      	 (0.20)       	0.00       	(8.04)      	0.00
Less  distributions:
  	Dividends from net
  	investment income 		                     0.00        	 0.00      	  0.00      	  0.00      	  0.00     	  0.00
Total from distributions 		                 0.00	         0.00      	  0.00      	  0.00      	  0.00     	  0.00

Net asset value at end of period 		       $ 7.69       	$10.00      	$ 9.80      	$10.00      	$ 1.96     	$10.00

TOTAL ANNUALIZED
	RETURN (%)(e) 		                          (3.97)(f)     	(c)        	(2.72)(d)      	(c)	        (c)	        (c)

RATIOS/SUPPLEMENTAL DATA:
  	Net assets, end of period 		           483,458       	2,705     	573,522         	340     	156,618      	3,409

  	Ratio of expenses to
    	     average net assets 		             15.99%       	0.00%       	9.74%       	0.00%     	160.78%      	0.00%

  	Ratio of expenses (after
   	     reimbursement) to
    	     average net assets 		             15.25%       	0.00%       	9.01%       	0.00%       	0.78%      	0.00%

  	Ratio of net investment
    	     Income to average net assets 		  (14.42%)      	0.00%      	(8.07%)      	0.00%    	(160.37%)     	0.00%

  	Ratio of net investment
    	     income (after reimbursement)
    	     to average net assets 		         (13.68%)       0.00%      	(7.33%)      	0.00%      	(0.37%)     	0.00%

  	Portfolio turnover		                    169.83%       	0.00%     	 51.44%       	0.00%       	0.00%     	 0.00%

  	Average commission rate paid 	          	$ 0.06     	$  ---       $ 0.00      	$ ----	       $0.00     	$  ---

(a)  For the Year-Ended September 30, 1996.
(b) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(c)  Investment in accordance with objective had not commenced at this time.
(d) For the period March 13, 1996 (commencement of investment in accordance with objective) to September 30, 1996.
(e) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).
(f) For the period April 4, 1996 (commencement of investment in accordance with objective) to September 30, 1996.


FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.
                                                          			                     Taxable     	Taxable   	Municipal   	Municipal
	                                                       Asset	        Asset 	      Fixed	       Fixed	      Fixed	       Fixed
                               	                     Allocation   	Allocation    	Income      	Income     	Income      	Income
                                  	                     Fund         	Fund        	Fund       	 Fund      	 Fund       	 Fund
                                 	                     1996(a)      	1995(b)     	1996(a)     	1995(b)    	1996(a)     	1995(b)
PER SHARE OPERATING
   	PERFORMANCE:
Net asset value, beginning 		                          $10.00       	$10.00      	$10.00 	      $10.00	    $10.00      	$10.00
Income from investment
  	Operations:
  	Net investment income 		                             (0.93)        	0.00       	(7.70)        	0.00      (8.87)     	  0.00
  	Net realized and unrealized
  	     gain (loss) on investments 		                    0.20        	 0.00       	 0.00        	 0.00       0.00      	  0.00
Total from investment  income 		                        (0.73)        	0.00        	2.30        	 0.00       1.13       	 0.00
Less distributions:
  	Dividends from net
 	     investment income 		                              0.00        	 0.00       	 0.00       	  0.00       0.00      	  0.00
Total from distributions 		                              0.00        	 0.00       	 0.00       	  0.00      	0.00      	  0.00

Net asset value at end of period 		                    $ 9.27       	$10.00      	$ 2.30     	  $10.00    	$ 1.13      	$10.00

TOTAL ANNUALIZED
	RETURN (%)(e) 		                                       (1.16)(d)    	 (c)	        (c)	           (c)	        (c)	        (c)

RATIOS/SUPPLEMENTAL DATA:
  	Net assets, end of period 		                       567,519          	100       	8,988           100      8,988        	 100

  	Ratio of expenses to
    	     average net assets 		                          9.61%        	0.00%     	197.93%       	 0.00%   	181.72%      	 0.00%

  	Ratio of expenses (after
    	     reimbursement)  to
    	     average net assets 		                          8.87%       	 0.00%     	197.21%       	 0.00%    181.01%       	0.00%

  	Ratio of net investment
   	     Income to average net assets 		                (8.36%)       	0.00%    	(196.67%)      	 0.00%   (181.58%)     	 0.00%

  	Ratio of net investment
   	     income (after reimbursement)
    	     to average net assets 		                      (7.61%)       	0.00%    	(195.96%)      	 0.00%   (180.86%)      	0.00%

	Portfolio turnover 		                                 123.14%        	0.00%       	0.00%        	0.00%      0.00%      	 0.00%

  	Average commission rate paid 		                      $ 0.00      	$  ---  	    $ 0.00        	$ --- 	   $ 0.00  	  $    ---

(a)  For the Year-Ended September 30, 1996.
(b) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(c)  Investment in accordance with objective had not commenced at this time.
(d) For the period March 13, 1996 (commencement of investment in accordance with objective) to September 30, 1996.
(e) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).


FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.
                                                 	Taxable     	Taxable   	 Tax-Free    	Tax-Free
                                                  	Money       	Money      	Money       	Money
   	                                               Market      	Market     	Market      	Market
   	                                                Fund         	Fund       	Fund        	Fund
    	                                             1996(a)      	1995(b)     	1996(a)     	1995(b)
PER SHARE OPERATING
   	PERFORMANCE:
Net asset value, beginning 		                      $ 1.00      	$ 1.00      	$ 1.00      	$ 1.00
Income from investment
  	Operations:
  	Net investment income 		                          0.04        	0.002       	0.02        	0.00
  	Net realized and unrealized
  	     gain (loss) on investments 	               	 0.00       	 0.000	       0.00       	 0.00
Total from investment income 		                      0.04        	0.002       	0.02        	0.00
Less distributions:
  	Dividends from net investment income 	         	 (0.04)      	(0.002)    	 (0.02)      	 0.00
Total from distributions 		                         (0.04)      	(0.002)    	 (0.02)      	 0.00

Net asset value at end of period 	                	$ 1.00     	 $ 1.00      	$ 1.00      	$ 1.00

TOTAL ANNUALIZED RETURN (%)(e) 		                    4.13        	0.20        	1.96         	(c)

RATIOS/SUPPLEMENTAL DATA:
  	Net assets, end of period 		                50,544,511   	1,230,385   	7,334,110        	 100

  	Ratio of expenses to average net assets 		        1.25%     	 12.82%       	1.82%     	  0.00%

  	Ratio of expenses (after reimbursement)
	      to average net assets 		                      1.16%       	0.47%       	1.62%      	 0.00%

  	Ratio of net investment
   	     income to average net assets		              4.12%     	(11.94%)      	2.09%       	0.00%

  	Ratio of net investment
    	     income (after reimbursement)
	     to average net assets		                        4.21%       	0.65%      	 2.29%      	 0.00%

  	Portfolio turnover 	                             	0.00%       	0.00%       	0.00%       	0.00%

  	Average commission rate paid 	                 	$ 0.00	       $ ---	       $0.00		    $   ---

(a)  For the Year-Ended September 30, 1996.
(b) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(c)  Investment in accordance with objective had not commenced at this time.
(d) For the Period March 13, 1996 (commencement of investment in accordance with objective) to September 30, 1996.
(e) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).


NOTES TO FINANCIAL STATEMENTS

Note 1 - General

The Vintage Funds (the "Trust") was organized as an Indiana business trust on February 1, 1995 and became registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, effective June 2, 1995. The Trust is a Series composed of eight no-load funds (the "Portfolios") including The Starwood Strategic Fund, The Aggressive Growth Fund, The Fiduciary Value Fund, The Asset Allocation Fund, The Taxable Fixed Income Fund, The Municipal Fixed Income Fund, The Taxable Money Market Fund and The Tax-Free Money Market Fund.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

	A)  Security Valuations

Investments in The Taxable Money Market Fund and The Tax-Free Money Market Fund are stated at amortized cost, which approximates market value. Portfolio securities are valued using the current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the mean of the closing bid and asked prices. Bid price is used when no ask price is available. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

	B) Securities Transactions

Securities transactions are recorded on a trade date-plus-one basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

	C)  Dividends and Distributions to Shareholders

Dividends, if any, from net investment income for The Starwood Strategic Fund, The Aggressive Growth Fund, The Fiduciary Value Fund and The Asset Allocation Fund are paid quarterly.

Dividends, if any, from net investment income for The Taxable Fixed Income Fund and The Municipal Fixed Income Fund are paid monthly.

Dividends, if any, from net investment income for The Taxable and The Tax-Free Money Market Funds are paid on a daily basis.

Net realized long term capital gains, are paid at least annually. However, to the extent that net realized gains of the Portfolios can be reduced by any capital loss carry-overs from the Portfolio, such gains will not be distributed. Dividend distributions are recorded on the ex-dividend date.

	D)  Federal  Income Taxes

It is the policy of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. However, for the taxable year ended September 30, 1996, The Starwood Strategic Fund, The Fiduciary Value Fund, The Asset Allocation Fund, The Taxable Fixed Income Fund and The Municipal Fixed Income Fund did not qualify to be taxed as regulated investment companies for federal income tax purposes. The Portfolios stated above intend to qualify as regulated investment companies in subsequent years.

	E)  Expenses

Direct expenses of each Portfolio are charged to the applicable Portfolio. Indirect or general expenses of the Portfolios are allocated to the Portfolios either on the basis of their relative net assets, special needs of each Portfolio, or as is deemed appropriate.

Organizational costs and initial registration fees represent costs incurred in connection with the organization, registration and the initial public offering of the shares of the Trust and its Portfolios. Organizational costs and initial registration fees are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholders (or any subsequent transferee) redeems any of its original capital (see capital) prior to these organizational costs and initial registration fees being fully amortized, the redemption proceeds will be reduced by a pro-rate portion of any then unamortized organizational costs and initial registration fees. Organizational costs and initial registration fees incurred were allocated accordingly to each of the eight portfolios prior to the commencement of operations. At September 30, 1996, the unamortized balance in each portfolio were as follows:


Portfolio               Unamortized Balance 	   Portfolio              Unamortized Balance
                                               <c?
Starwood Strategic         	$3,116.00          	Aggressive Growth   	     3,116.00
Fiduciary Value            	 3,116.00	          Asset Allocation       	  3,116.00
Taxable Fixed Income 	       3,116.00          	Municipal Fixed Income 	  3,116.00
Taxable Money Market  	      3,125.00 	         Tax-Free Money Market 	   3,125.00

	F) Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	G) Repurchase Agreement

Under the terms of a typical repurchase agreement, a Portfolio writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Portfolio also agrees with the counter-party to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Portfolios's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of a default by the counterparty, a Portfolio has the right to use the collateral to offset any losses incurred.

	H) Investments

Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.


Note 3 - Agreements and Other Transactions with Affiliates

The Trust has entered into an Investment Advisory Agreement with Vintage Advisers, Inc. (the "Adviser"). In turn, the Adviser has entered into an Investment Sub-Advisory Agreement with Starwood and Fiduciary Counsel. The Trust has entered into an Administration Agreement with Unified Advisers, Inc. ("Unified") and a Distribution Agreement with Unified Management Corporation (the "Distributor").

As Investment Adviser, the Adviser supervises and assists in the management of the Trust, pursuant to the terms of the Investment Advisory Agreement.

The Adviser provides investment advisory services for which each Portfolio pays on a monthly basis, an annual fee as follows:

	                        % of Average Net		                                     % of Average Net
Portfolio    	        Assets of the Portfolio       	Portfolio	               Assets of the Portfolio
Starwood Strategic  	         .75% 	                 Aggressive Growth   	            .75%
Fiduciary Value  	            .75%                  	Asset Allocation  	              .75%
Taxable Fixed Income 	        .50% 	                 Municipal Fixed Income	          .50%
Taxable Money Market  	       .50% 	                 Tax-Free Money Market	           .50%


The Adviser has engaged Starwood Corporation to serve as sub-adviser to The Starwood Strategic Fund, and Fiduciary Counsel, Inc. to serve as sub-adviser to The Fiduciary Value Fund, The Taxable Fixed Income Fund, The Municipal Fixed Income Fund, The Taxable Money Market Fund, and The Tax-Free Money Market Fund. Each sub-adviser receives annual investment management fees, which are not paid directly by the Portfolios. The Adviser has waived its management fees 100% for the twelve months ended September 30, 1996 for the following Portfolios: The Starwood Strategic Fund, The Aggressive Growth Fund, The Fiduciary Value Fund, The Asset Allocation Fund, The Taxable Fixed Income Fund, and The Municipal Fixed Income Fund. Even though the Adviser has no current intention to abandon this voluntary arrangement, the Adviser may terminate the arrangement at any time at its sole discretion.

As Sub-Adviser, Fiduciary Counsel is entitled to an annual fee, paid by the Adviser, for its services in managing The Fiduciary Value Fund, The Taxable Fixed Income Fund, The Municipal Fixed Income Fund, The Taxable Money Market Fund and The Tax-Free Money Market Fund. The fees are payable monthly, at the following rates for each Portfolio respectively:


Name of Fund	                           Fee (Percentage of Assets of Portfolio)
The Fiduciary Value Fund                0.35% of net assets up to $250 million;
	                                       0.30% of next $250 million of net assets;
	                                       0.25% of net assets in excess of $500 million

The Taxable Fixed Income Fund	          0.30% of net assets up to $500 million;
	                                       0.25% of net assets in excess of $500 million

The Municipal Fixed Income Fund        	0.30% of net assets up to $500 million;
	                                       0.25% of net assets in excess of $500 million

The Taxable Money Market Fund          	0.07% of net assets up to $1 billion;
	                                       0.05% of net assets in escess of $1 billion

The Tax-Free Money Market Fund         	0.07% of net assets up to $1 billion;
	                                       0.05% of net assets in excess of $1 billion


Unified, as administrator, receives an annual fee, payable monthly by each Portfolio. The fee is equal to 0.435% of the Portfolio's average net assets for all the Portfolios, except The Taxable Money Market Fund and The Tax-Free Money Market Fund for which the fee is equal to 0.185% of the Portfolio's average net assets.

Under a Distribution Plan adopted with respect to each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor an annual fee, payable monthly, of up to 0.10% of the respective Portfolio's average daily net assets.

The Trust has adopted a Shareholder Services Plan (with respect to each Portfolio) in which financial institutions may enter into shareholder services agreement with the Trust to provide administrative support services to the Portfolios. In return for these services, a financial institution may receive payments from each Portfolio at a rate not exceeding 0.15% of the Portfolio's average net assets owned beneficially by the Institution's clients.

The receivable from the Adviser for The Fiduciary Value Fund is composed of $29,765 of expenses that the Adviser reimbursed subsequent to September 30, 1996. The receivable from the Adviser for The Taxable Money Market and Tax-Free Money Market Funds is composed of $21,070 and $8,092 respectively of management fees reimbursed subsequent to September 30, 1996.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Certain Trustees and officers of the Trust are "affiliated persons" (as defined in the Act) of the Vintage Funds. Each "non-affiliated" Trustee is entitled to receive a quarterly Board of Trustees meeting fee of $2,400 and $400 per additional meeting attended, plus expenses for services relating to the Trust.


Note 4- Securities Transactions

For the year-ended September 30, 1996, purchases and sales of investment securities, excluding short-term investments were as follows:

                                  	Purchases	  Sales
The Starwood Strategic Fund      	 $  678,428 	$  262,059
The Aggressive Growth Fund         	  677,465  	  137,576
The Asset Allocation Fund          	  886,750    	378,250



INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
The Vintage Funds

We have audited the statements of assets and liabilities including the portfolios of investments, of The Vintage Funds (comprising, respectively, of the Starwood Strategic Fund, the Aggressive Growth Fund, the Fiduciary Value Fund, the Asset Allocation Fund, the Taxable Fixed Income Fund, the Municipal Fixed Income Fund, the Taxable Money Market Fund, and the Tax-Free Money Market Fund) as of September 30, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Vintage Funds as of September 30, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.


/S/ McCurdy & Associates CPA's Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
October 16, 1996